Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Entia Biosciences, Inc. (the “Company”) for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Timothy A. Timmins, Executive Vice President and Chief Operating and Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the fiscal year ended December 31, 2015.

Dated:  April 13, 2016

By:  Timothy A. Timmins
Executive Vice President
Chief Operating and Financial Officer
 (Principal Financial and Accounting Officer)